Customized Software Development Service Agreement

Contract No.: FM-XS-2025-1

Signing Date: March 3, 2025

Party A (Client): MLX MLL COMPANY LIMITED

Email: [Redacted]

Party B (Supplier): Fuermosha (HK) Co., Limited

Email: [Redacted]

Contact Telephone: [Redacted]

Chapter 1 Definitions and Interpretation

1. **Target Software:**
   A proprietary AI decision-support system for the commodities sector customized for Party A. The system delivered by Party B shall include data middleware API access, market data for the categories of commodities designated by Party A, industry-chain fundamentals, AI agent models, inventory optimization and monitoring models, and a strategy back-testing and validation engine, including multi-category back-testing and performance visualization analysis, and other modules.
2. **Delivery Standard:**
   The deliverables shall include functional modules, complete source code and other technical documentation.
3. **Maintenance Period:**
   Twelve consecutive months from the date on which the system passes acceptance inspection.

Chapter 2 Scope of Services

Obligations of Party B

1. Complete the full-process development services, including requirement analysis, prototype design, code development and stress testing.
2. Provide up to three rounds of requirement changes, with each round not exceeding two working days.
3. Provide three months of free maintenance service after completion of deployment, limited to code correction.

Obligations of Party A

1. Provide business data and technical documentation within the agreed time.
2. Cooperate in completing system integration testing and joint debugging.
3. Bear the costs of server hardware and the network environment at its own expense.

Chapter 3 Intellectual Property Rights

1. Party B shall retain all ownership rights in the “Zhice Commodities” platform and all patent rights or other proprietary rights in its underlying algorithms.
2. The copyright in, and ownership of the source code of, the target software shall belong to Party A.
3. **Source Code Delivery Method:**
   Physical delivery by encrypted USB hard drive.

Chapter 4 Payment Terms

1. **Payment Method:**
   Party A shall pay the full contract price in one lump sum after the software passes acceptance inspection.
2. **Invoice Issuance:**
   Party B shall issue a full invoice within three working days after the acceptance certificate is signed.
3. **Amount Details:**

- **Total Contract Price:** USD 200,000.00
  In words: Two Hundred Thousand U.S. Dollars only.
- **Tax Rate:** 0%
  As stated by the parties with reference to Section 14 of the Hong Kong Inland Revenue Ordinance.

Chapter 5 Acceptance Criteria

Acceptance Item	Passing Standard	Testing Method
Functional completeness	At least 95% of the functional points in the requirement documents are covered	Manual on-site operation verification

Chapter 6 Liability for Breach

1. **Late Delivery:**
   For each day of delay, Party B shall pay liquidated damages equal to 0.1% of the contract amount, capped at 10%.
2. **Failure to Pass Acceptance:**
   Party B shall complete free rectification within ten working days.
3. **Data Leakage:**
   Party B shall bear direct economic losses and legal liability.

Chapter 7 Miscellaneous

1. **Governing Law:**
   Laws of the Hong Kong Special Administrative Region.
2. **Dispute Resolution:**
   Any dispute shall be submitted to the Hong Kong International Arbitration Centre (HKIAC) for arbitration.

3. **Effectiveness of Contract:**
   This Agreement shall become effective upon signature by the authorized representatives of both parties and affixing of their respective company seals.

Authorized Signature / Seal of Party A:
Date: March 3, 2025

Authorized Signature / Seal of Party B:
Date: March 3, 2025

定制化軟體開發服務合同

合同編號：FM-XS-2025-1

簽署日期：2025 年 03 月 03 日

甲方（客戶）：MLXMLL COMPANY LIMITED
郵箱：[redacted]

乙方（供應商）：福爾摩沙(香港)有限公司
郵箱：[redacted]
聯繫電話：[redacted]

第一章 定義與解釋

1. 標的軟體：專屬甲方大宗商品 AI 決策支持系統，軟體需滿足的核心功能：乙方交付的系統需包含數據中臺 API 接入，甲方特定大宗商品品類的行情數據，產業鏈基本面,AI 代理模型，優化庫存監測模型，策略回測驗證層(多品種並行回測，績效可視化分析)等模組。

2. 交付標準：包含功能模組、完整代碼等技術文檔

3. 維保期：自系統驗收合格之日起連續 12 個月

第二章 服務範圍

乙方義務：

1. 完成需求分析、原型設計、代碼開發、壓力測試的全流程開發服務

2. 提供 3 次需求變更窗口（每次不超過 2 個工作日）

3. 部署完成後提供 3 個月免費維保服務（僅限代碼修正）

甲方義務：

1. 按約定時間提供業務數據和技術文檔

2. 配合完成系統聯調測試

3. 自行承擔伺服器硬體及網路環境成本

第三章 知識產權

1. 乙方保留《智策大宗》平臺所有權及基礎演算法專利權

2. 標的軟體著作權、源代碼所有權歸屬甲方

3. 源碼交付形式：加密 USB 硬碟物理交付

第四章 付款條款

1. 付款方式：驗收通過後一次性支付全款

2. 發票開具：驗收單簽署後 3 個工作日內開具全額發票

3. 金額明細：

  - 總價款：USD 200,000.00（大寫：貳拾萬美元整）

  - 稅率：0%（符合香港《稅務條例》第 14 條）

第五章 驗收標準

驗收項	通過標準	測試方法
功能完整性	覆蓋需求文檔 95%以上功能點	手動現場操作驗證

第六章 違約責任

1. 逾期交付：每延遲 1 日按合同金額 0.1%支付違約金（上限 10%）

2. 驗收不合格：乙方須在 10 個工作日內無償整改

3. 數據洩露：乙方承擔直接經濟損失及法律責任

第七章 其他條款

1. 適用法律：香港特別行政區法律

2. 爭議解決：香港國際仲裁中心（HKIAC）仲裁

3. 合同生效：經雙方授權代表簽字並加蓋公章後生效

甲方授權人簽字/蓋章： [redacted]
日期：2025 年 03 月 03 日

乙方授權人簽字/蓋章： [redacted]
日期：2025 年 03 月 03 日